Exhibit 99.2

Three months ended March 31, 2026

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area : Three months ended March 31, 2026

Production Volumes

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Natural gas (Mcf/day)
Utica & Marcellus	782,851	686,964
SCOOP	122,919	150,851
Total	905,770	837,816
Oil and condensate (Bbl/day)
Utica & Marcellus	2,533	3,861
SCOOP	1,205	1,420
Total	3,738	5,282
NGL (Bbl/day)
Utica & Marcellus	5,827	3,495
SCOOP	5,605	6,467
Total	11,432	9,962
Combined (Mcfe/day)
Utica & Marcellus	833,010	731,105
SCOOP	163,776	198,175
Total	996,786	929,280

Totals may not sum or recalculate due to rounding.

Production and Pricing : Three months ended March 31, 2026

The following table summarizes production and related pricing for the three months ended March 31, 2026, as compared to such data for the three months ended March 31, 2025:

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Natural gas sales
Natural gas production volumes (MMcf)	81,519	75,403
Natural gas production volumes (MMcf) per day	906	838
Total sales	$399,530	$281,506
Average price without the impact of derivatives ($/Mcf)	$4.90	$3.73
Impact from settled derivatives ($/Mcf)	$(0.68)	$(0.12)
Average price, including settled derivatives ($/Mcf)	$4.22	$3.61

Oil and condensate sales
Oil and condensate production volumes (MBbl)	336	475
Oil and condensate production volumes (MBbl) per day	4	5
Total sales	$22,338	$31,259
Average price without the impact of derivatives ($/Bbl)	$66.40	$65.76
Impact from settled derivatives ($/Bbl)	$(4.80)	$1.06
Average price, including settled derivatives ($/Bbl)	$61.60	$66.82

NGL sales
NGL production volumes (MBbl)	1,029	897
NGL production volumes (MBbl) per day	11	10
Total sales	$31,477	$30,817
Average price without the impact of derivatives ($/Bbl)	$30.59	$34.37
Impact from settled derivatives ($/Bbl)	$0.75	$(1.53)
Average price, including settled derivatives ($/Bbl)	$31.34	$32.84

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	89,711	83,635
Natural gas equivalents (MMcfe) per day	997	929
Total sales	$453,345	$343,582
Average price without the impact of derivatives ($/Mcfe)	$5.05	$4.11
Impact from settled derivatives ($/Mcfe)	$(0.63)	$(0.12)
Average price, including settled derivatives ($/Mcfe)	$4.42	$3.99

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.27	$0.24
Average taxes other than income ($/Mcfe)	$0.10	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$1.01	$0.99
Total lease operating expenses, taxes other than income and midstream costs ($/Mcfe)	$1.38	$1.31

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Three months ended March 31, 2026

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
REVENUES:
Natural gas sales	$399,530	$281,506
Oil and condensate sales	22,338	31,259
Natural gas liquid sales	31,477	30,817
Net loss on natural gas, oil and NGL derivatives	(15,813)	(146,548)
Total revenues	437,532	197,034
OPERATING EXPENSES:
Lease operating expenses	24,456	20,283
Taxes other than income	9,184	6,626
Transportation, gathering, processing and compression	90,567	82,870
Depreciation, depletion and amortization	75,430	65,622
General and administrative expenses	9,708	9,001
Accretion expense	598	618
Total operating expenses	209,943	185,020
INCOME FROM OPERATIONS	227,589	12,014
OTHER EXPENSE (INCOME):
Interest expense	15,386	13,356
Other, net	1,698	(702)
Total other expense (income)	17,084	12,654
INCOME (LOSS) BEFORE INCOME TAXES	210,505	(640)
INCOME TAX EXPENSE (BENEFIT):
Current	1,070	(169)
Deferred	43,613	(7)
Total income tax expense (benefit)	44,683	(176)
NET INCOME (LOSS)	$165,822	$(464)
Dividends on preferred stock	—	(862)
Participating securities - preferred stock	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$165,822	$(1,326)
NET INCOME (LOSS) PER COMMON SHARE:
Basic	$8.94	$(0.07)
Diluted	$8.87	$(0.07)
Weighted average common shares outstanding—Basic	18,554	17,881
Weighted average common shares outstanding—Diluted	18,695	17,881

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$2,921	$1,813
Accounts receivable—oil, natural gas, and natural gas liquids sales	128,987	184,649
Accounts receivable—joint interest and other	9,566	9,282
Prepaid expenses and other current assets	8,221	7,952
Short-term derivative instruments	75,086	45,155
Total current assets	224,781	248,851
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	4,054,885	3,902,539
Unproved properties	251,020	232,959
Other property and equipment	13,565	13,008
Total property and equipment	4,319,470	4,148,506
Less: accumulated depletion, depreciation and amortization	(1,943,856)	(1,868,481)
Total property and equipment, net	2,375,614	2,280,025
Other assets:
Long-term derivative instruments	36,209	15,303
Deferred tax asset	422,125	465,738
Operating lease assets	358	561
Other assets	16,324	19,062
Total other assets	475,016	500,664
Total assets	$3,075,411	$3,029,540

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	March 31, 2026	December 31, 2025
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$369,294	$342,382
Short-term derivative instruments	32,822	21,865
Current portion of operating lease liabilities	351	550
Total current liabilities	402,467	364,797
Non-current liabilities:
Long-term derivative instruments	7,856	8,916
Asset retirement obligation	33,679	32,912
Non-current operating lease liabilities	7	10
Long-term debt	823,717	788,187
Total non-current liabilities	865,259	830,025
Total liabilities	$1,267,726	$1,194,822
Commitments and contingencies
Mezzanine equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 0.0 thousand issued and outstanding at March 31, 2026, and 0.0 thousand issued and outstanding at December 31, 2025	—	—
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 18.1 million issued and outstanding at March 31, 2026, and 18.8 million issued and outstanding at December 31, 2025	2	2
Additional paid-in capital	—	—
Retained earnings	1,810,707	1,834,716
Treasury stock, at cost - 14.1 thousand shares at March 31, 2026 and 0 shares at December 31, 2025	(3,024)	—
Total stockholders’ equity	$1,807,685	$1,834,718
Total liabilities, mezzanine equity and stockholders’ equity	$3,075,411	$3,029,540

Consolidated Statement of Cash Flows: Three months ended March 31, 2026

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025

Cash flows from operating activities:
Net income (loss)	$165,822	$(464)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	75,430	65,622
Net loss on derivative instruments	15,813	146,548
Net cash payments on settled derivative instruments	(56,754)	(9,890)
Deferred income tax expense (benefit)	43,613	(7)
Stock-based compensation expense	196	3,040
Other, net	1,964	1,791
Changes in operating assets and liabilities, net	46,834	(29,360)
Net cash provided by operating activities	292,918	177,280
Cash flows from investing activities:
Additions to oil and natural gas properties	(137,833)	(108,231)
Other, net	(581)	(546)
Net cash used in investing activities	(138,414)	(108,777)
Cash flows from financing activities:
Principal payments on Credit Facility	(540,000)	(128,000)
Borrowings on Credit Facility	575,000	125,000
Dividends on preferred stock	—	(862)
Repurchase of common stock under Repurchase Program	(152,513)	(57,809)
Repurchase of common stock under Repurchase Program - related party	(17,239)	—
Shares exchanged for tax withholdings	(18,644)	(2,962)
Other	—	(1)
Net cash used in financing activities	(153,396)	(64,634)
Net change in cash and cash equivalents	1,108	3,869
Cash and cash equivalents at beginning of period	1,813	1,473
Cash and cash equivalents at end of period	$2,921	$5,342

Reaffirmed 2026E Guidance

Gulfport’s 2026 guidance assumes commodity strip prices as of April 20, 2026, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2026
	Low	High
Production
Average daily gas equivalent (Bcfe/day)	1.030	1.055
Average daily liquids production (MBbl/day)	18.0	21.0
% Gas	~89%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.15)	$(0.30)
NGL (% of WTI)	40%	50%
Oil (differential to NYMEX WTI) ($/Bbl)	$(6.00)	$(7.00)

Operating costs
Lease operating expense ($/Mcfe)	$0.21	$0.25
Taxes other than income ($/Mcfe)	$0.07	$0.09
Transportation, gathering, processing and compression ($/Mcfe)	$0.95	$1.00
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.12	$0.14

	Total
Capital expenditures (incurred)	(in millions)
Operated D&C	$365	$390
Maintenance land and seismic	$35	$40
Total capital expenditures	$400	$430

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation, expenses related to the continued administration of our prior Chapter 11 filing and costs associated with the Chief Executive Officer search.

(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of April 29, 2026:

	2Q2026	3Q2026	4Q2026	Bal Year 2026(1)	Full Year 2027
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	350	350	400	367	210
Weighted Average Price ($/MMBtu)	$3.81	$3.81	$3.84	$3.82	$3.93

Fixed Price Collars
Volume (BBtupd)	150	150	150	150	110
Weighted Average Floor Price ($/MMBtu)	$3.61	$3.61	$3.61	$3.61	$3.75
Weighted Average Ceiling Price ($/MMBtu)	$4.35	$4.35	$4.35	$4.35	$4.27

Basis Contract Summary:
Rex Zone 3 Basis
Volume (BBtupd)	80	80	80	80	50
Differential ($/MMBtu)	$(0.18)	$(0.18)	$(0.18)	$(0.18)	$(0.19)

Tetco M2 Basis
Volume (BBtupd)	170	170	170	170	100
Differential ($/MMBtu)	$(0.95)	$(0.95)	$(0.95)	$(0.95)	$(0.85)

NGPL TX OK Basis
Volume (BBtupd)	30	30	30	30	40
Differential ($/MMBtu)	$(0.30)	$(0.30)	$(0.30)	$(0.30)	$(0.33)

TGP 500 Basis
Volume (BBtupd)	20	20	20	20	—
Differential ($/MMBtu)	$0.56	$0.56	$0.56	$0.56	$—

Transco Station 85 Basis
Volume (BBtupd)	10	10	10	10	—
Differential ($/MMBtu)	$0.56	$0.56	$0.56	$0.56	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	1,250	2,000	2,000	1,752	2,000
Weighted Average Price ($/Bbl)	$69.06	$72.19	$72.19	$71.45	$67.99

Fixed Price Collars
Volume (Bblpd)	1,250	1,250	1,250	1,250	300
Weighted Average Floor Price ($/Bbl)	$55.00	$55.00	$55.00	$55.00	$55.00
Weighted Average Ceiling Price ($/Bbl)	$71.24	$71.24	$71.24	$71.24	$68.00

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,000	3,250	3,250	3,167	2,000
Weighted Average Price ($/Bbl)	$30.67	$30.98	$30.98	$30.89	$29.64

(1)	April 2026 - December 2026.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income (loss) less non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, costs associated with the Chief Executive Officer search, stock-based compensation expenses, other non-material expenses and the tax effect of the adjustments to net income (loss).

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion, amortization and accretion, non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, costs associated with the Chief Executive Officer search, stock-based compensation and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, current income tax expense (benefit), capitalized expenses incurred and capital expenditures incurred. Gulfport includes a adjusted free cash flow estimate for 2026. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing and costs associated with the Chief Executive Officer search. Gulfport includes a recurring general and administrative expense estimate for 2026. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended March 31, 2026

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025

Net Income (Loss) (GAAP)	$165,822	$(464)

Adjustments:
Non-cash derivative (gain) loss	(40,941)	136,658
Non-recurring general and administrative expense - cash	1,314	365
Stock-based compensation expense	196	3,040
Other, net	1,698	(702)
Tax effect of adjustments(1)	8,011	(38,310)
Adjusted Net Income (Non-GAAP)	$136,100	$100,587

(1)	Income taxes were approximately 21% and 27% for the three months ended March 31, 2026 and 2025, respectively.

Adjusted EBITDA: Three months ended March 31, 2026

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025

Net Income (Loss) (GAAP)	$165,822	$(464)

Adjustments:
Interest expense	15,386	13,356
Income tax expense (benefit)	44,683	(176)
DD&A and accretion	76,028	66,240
Non-cash derivative (gain) loss	(40,941)	136,658
Non-recurring general and administrative expense - cash	1,314	365
Stock-based compensation expense	196	3,040
Other, net	1,698	(702)
Adjusted EBITDA (Non-GAAP)	$264,186	$218,317

Adjusted Free Cash Flow: Three months ended March 31, 2026

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025

Net cash provided by operating activity (GAAP)	$292,918	$177,280
Adjustments:
Interest expense	15,386	13,356
Non-recurring general and administrative expense - cash	1,314	365
Current income tax expense (benefit)	1,070	(169)
Other, net	332	(1,875)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(55,662)	2,118
Accounts receivable - joint interest and other	284	20
Accounts payable and accrued liabilities	10,007	27,674
Prepaid expenses	(1,493)	(485)
Other assets	30	33
Total changes in operating assets and liabilities	$(46,834)	$29,360
Adjusted EBITDA (Non-GAAP)	$264,186	$218,317
Interest expense	(15,386)	(13,356)
Current income tax (expense) benefit	(1,070)	169
Capitalized expenses incurred(1)	(6,851)	(6,165)
Capital expenditures incurred(2,3,4)	(121,939)	(162,362)
Adjusted free cash flow (Non-GAAP)	$118,940	$36,603

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the three months ended March 31, 2026, includes $0.03 million and $0.2 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $39.5 million.
(4)	For the three months ended March 31, 2025, includes $1.4 million and $1.2 million of non-D&C capital and non-operated capital expenditures, respectively.

Recurring General and Administrative Expenses:

Three months ended March 31, 2026

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2026			Three Months Ended March 31, 2025
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$9,512	$196	$9,708	$5,961	$3,040	$9,001
Capitalized general and administrative expense	5,426	97	5,523	4,734	1,498	6,232
Non-recurring general and administrative expense(1)	(1,314)	4,507	3,193	(365)	—	(365)
Recurring general and administrative before capitalization (Non-GAAP)	$13,624	$4,800	$18,424	$10,330	$4,538	$14,868

(1)	For the three months ended March 31, 2026, non-cash includes the impact of the forfeiture of unvested restricted stock units and performance vesting restricted stock units due to the departure of the Company’s Chief Executive Officer on March 6, 2026.